Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1532

                    Dividend Income & Value Portfolio 2015-2

                          Supplement to the Prospectus

      As a result of a previously announced spinoff, on July 1, 2015, your Portfolio received one share of Baxalta Incorporated ("Baxalta") common stock for each share of Baxter International, Inc. ("Baxter") held as of the same day.

      Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of both Baxter and Baxalta stock.

Supplement Dated:                                                   July 1, 2015